UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2021

Quanex Building Products Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33913	26-1561397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 West Loop South, Suite 1500, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 961-4600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	NX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 28, 2021, Quanex Building Products Corporation (the “Company”) entered into a second amendment (the “Amendment”) to the Amended and Restated Credit Agreement dated October 18, 2018 and amended July 6, 2020, by and among the Company, Wells Fargo Bank, National Association, as Agent, Swingline Lender and Issuing Lender, Bank of America, N.A. as Syndication Agent, and the other lenders thereto (the “Credit Facility”).

Pursuant to the Amendment, (a) the definition of “Capital Lease” was modified and clarified to provide an exclusion of certain agreed leases of the Company and its subsidiaries from the Credit Facility’s financial covenants and other provisions and (b) secured overnight financing rate (SOFR) interest rate mechanics and interest rate reference benchmark replacement provisions were implemented to effectuate the transition from LIBOR as a reference interest rate.

Following the Amendment, interest payments are calculated, at the Company’s election and depending upon the Consolidated Leverage Ratio, at a Base Rate plus an applicable margin or at the same rate as a Eurocurrency Rate Loan, Transitioned RFR Loan or RFR Loan (each as defined in the Amendment), as applicable, plus an applicable margin.

The applicable margin and commitment fees under the Credit Facility are outlined in the following updated table:

Pricing Level	Consolidated Leverage Ratio	Commitment Fee	Eurocurrency Rate Loans and Transitioned RFR Loans	Initial RFR Loans	Base Rate Loans
I	Less than or equal to 1.50 to 1.00	0.200%	1.25%	1.2826%	0.25%
II	Greater than 1.50 to 1.00, but less than or equal to 2.25 to 1.00	0.225%	1.50%	1.5326%	0.50%
III	Greater than 2.25 to 1.00 but less than or equal to 3.00 to 1.00	0.250%	1.75%	1.7826%	0.75%
IV	Greater than 3.00 to 1.00	0.300%	2.00%	2.0326%	1.00%

The above description of the Amendment is not complete and is qualified in its entirety by the actual terms of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information required by this Item is included in (a)  Item 1.01 of this Current Report on Form 8-K and (b) Item 2.03 of the Company’s Current Report on Form 8-K filed on October 18, 2018, each of which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit 10.1	Amendment No. 2 to Amended and Restated Credit Agreement dated as of December 28, 2021 by and among Quanex Building Products Corporation, the lenders thereto and Wells Fargo Bank, National Association as Agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUANEX BUILDING PRODUCTS CORPORATION

Date: January 3, 2021	By:	/s/ Paul B. Cornett
Paul B. Cornett
Senior Vice President — General Counsel and Secretary